UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

JELD-WEN HOLDING, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

JELD-WEN HOLDING, INC. 2645 SILVER CRESCENT DRIVE CHARLOTTE, NC 28273, USA V32300-P01691

You invested in JELD-WEN HOLDING, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 25, 2024.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 11, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting* April 25, 2024 8:00 AM EDT
Point your camera here and
vote without entering a
control number
Virtually at: www.virtualshareholdermeeting.com/JELD2024

 *Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

					Board
Voting Items					Recommends

1.	To elect ten Directors:

	Nominees:

	01)	William J. Christensen	06)	Cynthia G. Marshall	For
	02)	Antonella B. Franzen	07)	David G. Nord
	03)	Catherine A. Halligan	08)	Bruce M. Taten
	04)	Michael F. Hilton	09)	Roderick C. Wendt
	05)	Tracey I. Joubert	10)	Steven E. Wynne

2.	To approve, by non-binding advisory vote, the compensation of our named executive officers.				For

3.	To approve, by non-binding advisory vote, the frequency of future advisory votes on executive compensation.				Year

4.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent auditor for 2024.				For

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V32301-P01691